(BULL LOGO)
Merrill Lynch Investment Managers

www.mlim.ml.com


Annual Report
November 30, 2001


Mercury Global
Holdings, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF NOVEMBER 30, 2001 (UNAUDITED)

Ten Largest                         Percent of
Equity Holdings                     Net Assets

Lincoln National Corporation            4.8%
Novartis AG (Registered Shares)         4.3
GlaxoSmithKline PLC                     4.2
Lowe's Companies, Inc.                  3.9
Wells Fargo Company                     3.8
Pfizer Inc.                             3.8
Assicurazioni Generali                  3.1
American International Group, Inc.      3.0
Aegon NV                                2.8
Wal-Mart Stores, Inc.                   2.7


Five Largest                        Percent of
Industries                          Net Assets

Pharmaceuticals                        22.4%
Insurance                              21.0
Diversified Financials                  7.7
Media                                   7.5
Specialty Retail                        7.0



OFFICERS AND DIRECTORS


Terrry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary


Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



November 30, 2001, Mercury Global Holdings, Inc.


DEAR SHAREHOLDER


Fiscal Year in Review
For the year ended November 30, 2001, Mercury Global Holdings, Inc.'s Class I, Class A, Class B and Class C Shares had total returns of -22.63%, -22.73%, -23.44% and -23.39%, respectively. This compared with a total return of -16.01% (in US dollars with net dividends reinvested) for the unmanaged Morgan Stanley Capital International (MSCI) World Index and -15.96% for the Lipper Global Funds Average for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 9 of this report to shareholders.) Our focus for the Fund is equity investments of relatively large-capitalization growth companies around the globe, which had relatively poor comparative investment returns until late in the fiscal year ended November 30, 2001.

We significantly reduced the Fund's investment weighting in technology sector stocks in late August and September 2000, before the start of the current fiscal year. However, the Fund's comparative investment results were penalized by the shift of investor focus to company stocks in the basic materials and consumer durables goods industries as well as selected stocks of the largest companies in the technology sector, such as IBM Corporation, Microsoft Corporation and Dell Computer Corporation. The comparative total returns of the Fund in recent years show that returns were relatively improved when global equity markets were in an uptrend rather than a downtrend, which characterized the year ended November 30, 2001.

Our investment strategy was to continue to increase the Fund's equity weightings of companies in the financial, health care and consumer discretionary sectors. As of November 30, 2001, these industry sectors represented 33.5%, 26.5% and 19.6%, respectively, of net assets since companies in these sectors tend to have more stability in revenue and earnings during a period of reduced rates of real economic growth worldwide. During late March 2001, we briefly increased the investment weighting in the technology sector, focusing on the component and systems companies providing the communication infrastructure and handsets for the next generation of cellular phone systems. We unwound the investment exposure when it became apparent that the planned infrastructure investment was being deferred by the major cellular phone companies worldwide and that there were problems with the systems' software. As of November 30, 2001, the current investment weighting in the technology sector was less than 1.5%. Also, between late March 2001 and the first week of August 2001, we completely liquidated the Fund's investments in the energy sector.



November 30, 2001, Mercury Global Holdings, Inc.


During the year ended November 30, 2001, the Fund did not have a meaningful exposure to the automotive, auto parts, chemicals, steel, paper and transportation industries. During the brief uptrends in the global stock markets, stocks in these sectors and in the technology sector experienced substantial absolute and relative price appreciation. As of November 30, 2001, the overall profit outlook for companies in the industrial and technology sectors appears to have deteriorated. As an example, the most recent surveys for sales of personal computers on a global basis show an absolute decline in every major market with the exception of China. Surveys of overall capital spending intentions on communications technology by the major telecommunication companies around the globe indicate a multi-year decline in both 2002 and 2003. Consequently, we did not invest in companies in these sectors.

Positive absolute stock investment returns were experienced by many of the US retail companies in the consumer discretionary sector of the Fund, while positive stock appreciation was experienced by selected investments in the financial and health care industry sectors. Lincoln National Corporation, Lowe's Companies, Inc. and Wal-Mart Stores, Inc. were among the Fund's top ten equity holdings to have positive stock appreciation. (For a complete listing of the Fund's ten largest equity holdings, see page 2 of this report to shareholders.)


Market Outlook
Although the Federal Reserve Board and other central banks have been easing monetary policy since January 2001, the global stock markets were in a downtrend for the year ended November 30, 2001, even after the rebound in valuation levels from the September 11 terrorist attacks on the United States.

However, the relatively high levels of US consumer purchases of motor vehicles in the months of October and November 2001 may demonstrate a rebound of American consumer confidence. Also, the reduction in the Federal tax rate in 2002 could lead to a sustainable recovery in the real growth rate of US consumer spending. Lower residential mortgage interest rates are creating an opportunity for household investments in the lower end of the real estate market. Also, the relatively low levels of interest rates are making stock investments in some industries appear more attractive. Consequently, the Fund's stock investments in the consumer discretionary industry are focused on US retailers and media and entertainment companies. A majority of the stock investments are in US equities because we anticipate that the US fiscal and monetary stimulus will lead to US consumer spending. We invested less than 1% of the Fund's investment as a percentage of net assets in Japanese equities because of our concerns about a continued deterioration in Japan's political, fiscal and monetary policies and corporate profitability. We believe that real growth prospects and profits of corporations in the rest of Asia, Latin America and Europe do not appear attractive compared to the United States. Consequently, the equity investments outside of the United States are focused on pharmaceutical, insurance and banking companies in Europe and the United Kingdom.



November 30, 2001, Mercury Global Holdings, Inc.


In Conclusion
For the year ended November 30, 2001, investing in global large-capitalization growth companies was not a rewarding experience. We believe that the prolonged tightening of monetary policy by the US Federal Reserve Board and other major central banks during more than an 18-month period, which ended in early January 2001, produced the unfolding decline in real economic growth rates worldwide. We changed the Fund's structure in anticipation of the significant slowdown in real growth prospects, particularly in the technology sector. It appears to us that the potential magnitude of the decline in real growth and rising unemployment seems to have geared US fiscal and monetary policy makers toward generating an upturn in real economic growth and profits. Consequently, we anticipate that an acceleration in real consumer spending in the United States has the potential to gradually improve real growth prospects and profitability of companies around the world.

We thank you for your investment in Mercury Global Holdings, Inc., and we look forward to updating our investment strategy to shareholders in our next report.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and Portfolio Manager



January 4, 2002


The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



November 30, 2001, Mercury Global Holdings, Inc.


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



November 30, 2001, Mercury Global Holdings, Inc.


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS
                                                                Ten Years/
                               6-Month          12-Month     Since Inception
As of November 30, 2001      Total Return     Total Return     Total Return

Class I*++                      -11.76%          -22.63%         +100.47%
Class A*++++                    -11.78           -22.73          + 37.13
Class B*                        -12.31           -23.44          + 80.88
Class C*                        -12.23           -23.39          + 29.56
MSCI World Index**              -10.50           -16.01       +131.33/+70.70

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I and Class B Shares and from 10/21/94 for Class A and C Shares.
**The Morgan Stanley Capital International World Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.
++Prior to April 3, 2000, Class I Shares were designated Class A
Shares.
++++Prior to April 3, 2000, Class A Shares were designated Class D
Shares.



November 30, 2001, Mercury Global Holdings, Inc.


FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury Global Holdings, Inc.++ Class I and Class B Shares* compared to a similar investment in Morgan Stanley Capital International
World Index++++. Values illustrated are as follows :


Mercury Global Holdings, Inc.++
Class I Shares*

Date                             Value

November 1991                  $ 9,475.00
November 1992                  $10,486.00
November 1993                  $12,495.00
November 1994                  $13,044.00
November 1995                  $14,729.00
November 1996                  $16,968.00
November 1997                  $17,993.00
November 1998                  $20,046.00
November 1999                  $27,303.00
November 2000                  $24,551.00
November 2001                  $18,995.00


Mercury Global Holdings, Inc.++
Class B Shares*

Date                             Value

November 1991                  $10,000.00
November 1992                  $10,958.00
November 1993                  $12,916.00
November 1994                  $13,345.00
November 1995                  $14,917.00
November 1996                  $17,001.00
November 1997                  $17,848.00
November 1998                  $19,690.00
November 1999                  $26,542.00
November 2000                  $23,625.00
November 2001                  $18,087.00


Morgan Stanley Capital International World Index++++

Date                             Value

November 1991                  $10,000.00
November 1992                  $10,086.00
November 1993                  $11,873.00
November 1994                  $12,961.00
November 1995                  $15,349.00
November 1996                  $18,219.00
November 1997                  $20,503.00
November 1998                  $24,601.00
November 1999                  $29,822.00
November 2000                  $27,543.00
November 2001                  $23,134.00



A line graph illustrating the growth of a $10,000 investment in Mercury Global Holdings, Inc.++ Class A and Class C Shares* compared to a similar investment in Morgan Stanley Capital International
World Index++++. Values illustrated are as follows :


Mercury Global Holdings, Inc.++
Class A Shares*

Date                             Value

10/21/1994                     $ 9,475.00
November 1994                  $ 9,065.00
November 1995                  $10,219.00
November 1996                  $11,738.00
November 1997                  $12,419.00
November 1998                  $13,809.00
November 1999                  $18,753.00
November 2000                  $16,820.00
November 2001                  $12,997.00


Mercury Global Holdings, Inc.++
Class C Shares*

Date                             Value

10/21/1994                     $10,000.00
November 1994                  $ 9,564.00
November 1995                  $10,682.00
November 1996                  $12,183.00
November 1997                  $12,787.00
November 1998                  $14,093.00
November 1999                  $19,003.00
November 2000                  $16,911.00
November 2001                  $12,956.00


Morgan Stanley Capital International World Index++++

Date                             Value

10/31/1994                     $10,000.00
November 1994                  $ 9,564.00
November 1995                  $11,326.00
November 1996                  $13,443.00
November 1997                  $15,128.00
November 1998                  $18,152.00
November 1999                  $22,004.00
November 2000                  $20,322.00
November 2001                  $17,069.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++Mercury Global Holdings, Inc. invests in an internationally diversified portfolio of securities.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94.

Past performance is not predictive of future results.



November 30, 2001, Mercury Global Holdings, Inc.


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return       % Return
                                      Without Sales    With Sales
Class I Shares*++                         Charge        Charge**

One Year Ended 9/30/01                    -38.28%        -41.52%
Five Years Ended 9/30/01                  + 1.92         + 0.83
Ten Years Ended 9/30/01                   + 6.18         + 5.61

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class
I Shares (formerly designated Class A Shares) were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class I Shares were designated Class A
Shares.


                                         % Return       % Return
                                      Without Sales    With Sales
Class A Shares*++                         Charge        Charge**

One Year Ended 9/30/01                    -38.44%        -41.67%
Five Years Ended 9/30/01                  + 1.67         + 0.58
Inception (10/21/94) through 9/30/01      + 3.78         + 2.98

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class A Shares were designated Class D
Shares.


                                         % Return       % Return
                                         Without          With
Class B Shares*                            CDSC          CDSC**

One Year Ended 9/30/01                    -39.00%        -40.67%
Five Years Ended 9/30/01                  + 0.86         + 0.91
Ten Years Ended 9/30/01                   + 5.09         + 5.09

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                         Without          With
Class C Shares*                            CDSC          CDSC**

One Year Ended 9/30/01                    -38.90%        -39.32%
Five Years Ended 9/30/01                  + 0.88         + 0.88
Inception (10/21/94) through 9/30/01      + 2.97         + 2.97

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



November 30, 2001, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                           In US Dollars
                     Shares                                                                                      Percent of
Industry              Held                    Investments                                              Value     Net Assets
NORTH AMERICA

Canada
Media                145,000  ++Rogers Communications, Inc. 'B'                                       $  2,281,510     1.5%

                              Total Investments in Canada                                                2,281,510      1.5


United States
Banks                134,000  Wells Fargo Company                                                        5,735,200      3.8

Beverages             25,000  Anheuser-Busch Companies, Inc.                                             1,077,500      0.7

Biotechnology         41,000  ++IDEC Pharmaceuticals Corporation                                         2,881,890      1.9
                     124,000  ++Immunex Corporation                                                      3,348,000      2.3
                                                                                                      ------------    -----
                                                                                                         6,229,890      4.2

Commercial            70,000  ++Concord EFS, Inc.                                                        2,095,800      1.4
Services &            56,000  H & R Block, Inc.                                                          2,231,040      1.5
Supplies                                                                                              ------------    -----
                                                                                                         4,326,840      2.9

Diversified           42,000  Federal National Mortgage Association                                      3,301,200      2.2
Financials            22,000  The Goldman Sachs Group, Inc.                                              1,955,800      1.3
                      31,000  Morgan Stanley Dean Witter & Co.                                           1,720,500      1.1
                      56,313  T. Rowe Price Group Inc.                                                   1,785,122      1.2
                                                                                                      ------------    -----
                                                                                                         8,762,622      5.8

Food & Drug           67,000  SYSCO Corporation                                                          1,647,530      1.1
Retailing

IT Consulting &       28,000  Electronic Data Systems Corporation                                        1,938,160      1.3
Services

Insurance             55,000  American International Group, Inc.                                         4,532,000      3.0
                     151,000  Lincoln National Corporation                                               7,202,700      4.8
                       2,500  ++Markel Corporation                                                         458,175      0.3
                      21,000  Marsh & McLennan Companies, Inc.                                           2,246,370      1.5
                                                                                                      ------------    -----
                                                                                                        14,439,245      9.6

Media                 86,500  ++AOL Time Warner Inc.                                                     3,018,850      2.0
                      16,000  ++Viacom, Inc. (Class B)                                                     698,400      0.5
                     165,200  The Walt Disney Company                                                    3,381,644      2.2
                                                                                                      ------------    -----
                                                                                                         7,098,894      4.7


November 30, 2001, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                           In US Dollars
                     Shares                                                                                      Percent of
Industry              Held                    Investments                                              Value     Net Assets
NORTH AMERICA (concluded)

United States (concluded)
Multiline Retail      31,000  Family Dollar Stores, Inc.                                              $    923,800     0.6%
                      50,000  Target Corporation                                                         1,877,000      1.3
                      75,000  Wal-Mart Stores, Inc.                                                      4,136,250      2.7
                                                                                                      ------------    -----
                                                                                                         6,937,050      4.6

Pharmaceuticals       23,000  Allergan Inc.                                                              1,736,270      1.2
                      27,000  ++Forest Laboratories, Inc.                                                1,911,600      1.3
                      40,000  Johnson & Johnson                                                          2,330,000      1.5
                      55,333  ++King Pharmaceuticals, Inc.                                               2,204,467      1.5
                      47,000  Merck & Co., Inc.                                                          3,184,250      2.1
                     132,000  Pfizer Inc.                                                                5,716,920      3.8
                                                                                                      ------------    -----
                                                                                                        17,083,507     11.4

Specialty Retail      55,000  ++Bed Bath & Beyond Inc.                                                   1,784,750      1.2
                      60,000  The Home Depot, Inc.                                                       2,799,600      1.9
                     130,000  Lowe's Companies, Inc.                                                     5,890,300      3.9
                                                                                                      ------------    -----
                                                                                                        10,474,650      7.0

                              Total Investments in the United States                                    85,751,088     57.1

                              Total Investments in North America (Cost--$91,301,904)                    88,032,598     58.6


PACIFIC BASIN/ASIA

Australia
Media                100,000  The News Corporation Limited                                                 764,547      0.5

                              Total Investments in Australia                                               764,547      0.5


Japan
Wireless                 105  NTT DoCoMo, Inc.                                                           1,373,051      0.9
Telecommunication
Services

                              Total Investments in Japan                                                 1,373,051      0.9

                              Total Investments in the Pacific Basin/Asia (Cost--$2,757,204)             2,137,598      1.4


November 30, 2001, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                                           In US Dollars
                     Shares                                                                                      Percent of
Industry              Held                    Investments                                              Value     Net Assets
WESTERN EUROPE

France
Food Products         14,000  Groupe Danone                                                           $  1,618,346     1.1%

Insurance             50,000  Axa                                                                        1,092,388      0.8

Personal Products      7,000  L'Oreal SA                                                                   481,680      0.3

Pharmaceuticals       54,700  Sanofi-Synthelabo SA                                                       3,790,927      2.5

                              Total Investments in France                                                6,983,341      4.7


Germany
Insurance             17,100  Allianz AG (Registered Shares)                                             4,026,882      2.7

Multiline Retail      20,000  Metro AG                                                                     680,504      0.4

                              Total Investments in Germany                                               4,707,386      3.1


Italy
Banks                215,000  Unicredito Italiano SpA                                                      810,471      0.5

Insurance            168,000  Assicurazioni Generali                                                     4,610,594      3.1
                     405,345  ++Istituto Nazionale delle Assicurazioni SpA (INA)                           742,224      0.5
                                                                                                      ------------    -----
                                                                                                         5,352,818      3.6

                              Total Investments in Italy                                                 6,163,289      4.1


Netherlands
Diversified          111,000  ING Groep NV                                                               2,902,170      1.9
Financials

Food & Drug          108,000  Koninklijke Ahold NV                                                       3,191,206      2.1
Retailing

Insurance            157,000  Aegon NV                                                                   4,182,189      2.8

                              Total Investments in the Netherlands                                      10,275,565      6.8


Spain
Banks                100,000  Banco Santander Central Hispano, SA                                          852,421      0.6

Media                300,000  Telefonica Publicidad e Informacion, SA                                    1,203,418      0.8

                              Total Investments in Spain                                                 2,055,839      1.4


November 30, 2001, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                                           In US Dollars
                     Shares                                                                                      Percent of
Industry              Held                    Investments                                              Value     Net Assets
WESTERN EUROPE (concluded)

Switzerland
Insurance             22,000  ++Swiss Re (Registered)                                                 $  2,217,634     1.5%

Pharmaceuticals      185,000  Novartis AG (Registered Shares)                                            6,493,199      4.3

                              Total Investments in Switzerland                                           8,710,833      5.8


United Kingdom
Food Products        365,000  Unilever PLC                                                               2,948,783      2.0

Pharmaceuticals      253,994  GlaxoSmithKline PLC                                                        6,375,087      4.2

                              Total Investments in the United Kingdom                                    9,323,870      6.2

                              Total Investments in Western Europe (Cost--$57,273,582)                   48,220,123     32.1



                      Face
                     Amount              Short-Term Securities
Commercial        $5,000,000  Gannett Company, 1.98% due 12/07/2001                                      4,998,350      3.3
Paper*             7,208,000  General Motors Acceptance Corp., 2.23% due 12/03/2001                      7,207,107      4.8

                              Total Investments in Short-Term Securities (Cost--$12,205,457)            12,205,457      8.1

                              Total Investments (Cost--$163,538,147)                                   150,595,776    100.2
                              Liabilities in Excess of Other Assets                                      (298,077)    (0.2)
                                                                                                      ------------   ------
                              Net Assets                                                              $150,297,699   100.0%
                                                                                                      ============   ======

*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


November 30, 2001, Mercury Global Holdings, Inc.


STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2001

MERCURY GLOBAL HOLDINGS, INC.
Assets:
Investments, at value (including securities loaned of $2,558,750)
   (identified cost--$163,538,147)                                                                            $ 150,595,776
Investments held as collateral for loaned securities, at value                                                    2,625,000
Foreign cash                                                                                                            749
Receivables:
   Dividends                                                                                $     236,884
   Capital shares sold                                                                            110,635
   Loaned securities                                                                                  187           347,706
                                                                                            -------------
Prepaid registration fees and other assets                                                                           62,636
                                                                                                              -------------
Total assets                                                                                                    153,631,867
                                                                                                              -------------

Liabilities:
Collateral on securities loaned, at value                                                                         2,625,000
Payables:
   Capital shares redeemed                                                                        428,976
   Investment adviser                                                                              85,291
   Distributor                                                                                      8,036           522,303
                                                                                            -------------
Accrued expenses and other liabilities                                                                              186,865
                                                                                                              -------------
Total liabilities                                                                                                 3,334,168
                                                                                                              -------------

Net Assets:
Net assets                                                                                                    $ 150,297,699
                                                                                                              =============

Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  $  1,898,338
Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       149,019
Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       102,859
Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                        17,803
Paid-in capital in excess of par                                                                                194,733,283
Accumulated investment loss--net                                                                                    (9,911)
Accumulated realized capital losses on investments and foreign currency
   transactions--net                                                                                           (33,622,408)
Accumulated distributions in excess of realized capital gains on investments
   and foreign currency transactions--net                                                                          (26,574)
Unrealized depreciation on investments and foreign currency transactions--net                                  (12,944,710)
                                                                                                              -------------
Net assets                                                                                                    $ 150,297,699
                                                                                                              =============

Net Asset Value:
Class I--Based on net assets of $132,567,363 and 18,983,385 shares outstanding                                $        6.98
                                                                                                              =============
Class A--Based on net assets of $10,263,205 and 1,490,186 shares outstanding                                  $        6.89
                                                                                                              =============
Class B--Based on net assets of $6,381,101 and 1,028,589 shares outstanding                                   $        6.20
                                                                                                              =============
Class C--Based on net assets of $1,086,030 and 178,029 shares outstanding                                     $        6.10
                                                                                                              =============

See Notes to Financial Statements.


November 30, 2001, Mercury Global Holdings, Inc.


STATEMENT OF OPERATIONS

For the Year Ended November 30, 2001

MERCURY GLOBAL HOLDINGS, INC.
Investment Income:
Dividends (net of $114,082 foreign withholding tax)                                                          $    1,598,709
Interest and discount earned                                                                                        721,554
Securities lending--net                                                                                                 794
                                                                                                             --------------
Total income                                                                                                      2,321,057
                                                                                                             --------------

Expenses:
Investment advisory fees                                                                    $   1,419,502
Transfer agent fees--Class I                                                                      323,562
Professional fees                                                                                 113,081
Account maintenance and distribution fees--Class B                                                 93,274
Accounting services                                                                                81,123
Custodian fees                                                                                     80,452
Registration fees                                                                                  68,925
Printing and shareholder reports                                                                   64,209
Directors' fees and expenses                                                                       53,054
Account maintenance fees--Class A                                                                  23,215
Transfer agent fees--Class B                                                                       21,111
Transfer agent fees--Class A                                                                       17,597
Account maintenance and distribution fees--Class C                                                 13,455
Pricing fees                                                                                        8,154
Transfer agent fees--Class C                                                                        3,082
Other                                                                                              21,114
                                                                                            -------------
Total expenses                                                                                                    2,404,910
                                                                                                             --------------
Investment loss--net                                                                                               (83,853)
                                                                                                             --------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency
Transactions--Net:
Realized loss on:
   Investments--net                                                                          (33,648,982)
   Foreign currency transactions--net                                                            (32,524)      (33,681,506)
                                                                                            -------------
Change in unrealized appreciation/depreciation on:
   Investments--net                                                                          (17,406,293)
   Foreign currency transactions--net                                                               8,071      (17,398,222)
                                                                                            -------------    --------------
Net Decrease in Net Assets Resulting from Operations                                                         $ (51,163,581)
                                                                                                             ==============

See Notes to Financial Statements.


November 30, 2001, Mercury Global Holdings, Inc.


STATEMENTS OF CHANGES IN NET ASSETS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                      For the
                                                                                              Year Ended November 30,
Increase (Decrease)in Net Assets:                                                                2001               2000
Operations:
Investment loss--net                                                                       $     (83,853)    $  (1,479,613)
Realized gain (loss) on investments and foreign currency transactions--net                   (33,681,506)        54,522,687
Change in unrealized appreciation/depreciation on investments and foreign
   currency transactions--net                                                                (17,398,222)      (77,298,711)
                                                                                           --------------    --------------
Net decrease in net assets resulting from operations                                         (51,163,581)      (24,255,637)
                                                                                           --------------    --------------

Dividends & Distributions to Shareholders:
In excess of investment income--net:
   Class I                                                                                             --         (355,363)
Realized gain on investments--net:
   Class I                                                                                   (46,828,008)      (70,082,821)
   Class A                                                                                    (2,172,078)       (2,921,708)
   Class B                                                                                    (2,865,126)       (5,849,858)
   Class C                                                                                      (321,735)         (358,038)
In excess of realized gain on investments--net:
   Class I                                                                                       (23,845)                --
   Class A                                                                                        (1,106)                --
   Class B                                                                                        (1,459)                --
   Class C                                                                                          (164)                --
                                                                                           --------------    --------------
Net decrease in net assets resulting from dividends and distributions to
   shareholders                                                                              (52,213,521)      (79,567,788)
                                                                                           --------------    --------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions                             16,957,116        49,093,760
                                                                                           --------------    --------------

Net Assets:
Total decreasein net assets                                                                  (86,419,986)      (54,729,665)
Beginning of year                                                                             236,717,685       291,447,350
                                                                                           --------------    --------------
End of year*                                                                               $  150,297,699    $  236,717,685
                                                                                           ==============    ==============

*Accumulated investment loss--net                                                          $      (9,911)                --
                                                                                           ==============    ==============

See Notes to Financial Statements.


November 30, 2001, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                             Class I
Increase (Decrease) in                                                           For the Year Ended November 30,
Net Asset Value:                                                 2001         2000         1999         1998          1997
Per Share Operating Performance:
Net asset value, beginning of year                            $   11.55    $   17.18    $   14.73    $   15.05    $   15.12
                                                              ---------    ---------    ---------    ---------    ---------
Investment income (loss)--net++                                  --++++        (.06)          .06        (.02)        (.02)
Realized and unrealized gain (loss) on investments
   and foreign currency transactions--net                        (2.02)        (.90)         4.60         1.46          .86
                                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations                                 (2.02)        (.96)         4.66         1.44          .84
                                                              ---------    ---------    ---------    ---------    ---------
Less dividends and distributions:
   Investment income--net                                            --           --           --           --        (.02)
   In excess of investment income--net                               --        (.02)           --           --        (.10)
   Realized gain on investments--net                             (2.55)       (4.65)       (2.21)       (1.76)        (.79)
   In excess of realized gain on investments--net                --++++           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total dividends and distributions                                (2.55)       (4.67)       (2.21)       (1.76)        (.91)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                                  $    6.98    $   11.55    $   17.18    $   14.73    $   15.05
                                                              =========    =========    =========    =========    =========

Total Investment Return:*
Based on net asset value per share                             (22.63%)     (10.08%)       36.20%       11.41%        6.04%
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                    1.20%        1.06%        1.28%        1.39%        1.39%
                                                              =========    =========    =========    =========    =========
Expenses                                                          1.20%        1.31%        1.38%        1.39%        1.39%
                                                              =========    =========    =========    =========    =========
Investment income (loss)--net                                      .03%       (.40%)         .44%       (.11%)       (.12%)
                                                              =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of year (in thousands)                        $ 132,568    $ 212,549    $ 260,168    $ 254,472    $ 344,940
                                                              =========    =========    =========    =========    =========
Portfolio turnover                                              107.72%       68.45%      110.82%       35.59%       54.50%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding. Prior to April 3, 2000, Class I Shares were designated Class A Shares.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


November 30, 2001, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                             Class A
Increase (Decrease) in                                                           For the Year Ended November 30,
Net Asset Value:                                                 2001         2000         1999         1998          1997
Per Share Operating Performance:
Net asset value, beginning of year                            $   11.41    $   17.02    $   14.65    $   14.97    $   15.04
                                                              ---------    ---------    ---------    ---------    ---------
Investment income (loss)--net++                                   (.02)        (.09)          .03        (.05)        (.06)
Realized and unrealized gain (loss) on investments
   and foreign currency transactions--net                        (1.98)        (.88)         4.55         1.46          .87
                                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations                                 (2.00)        (.97)         4.58         1.41          .81
                                                              ---------    ---------    ---------    ---------    ---------
Less dividends and distributions:
   Investment income--net                                            --           --           --           --        (.01)
   In excess of investment income--net                               --           --           --           --        (.08)
   Realized gain on investments--net                             (2.52)       (4.64)       (2.21)       (1.73)        (.79)
   In excess of realized gain on investments--net                --++++           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total dividends and distributions                                (2.52)       (4.64)       (2.21)       (1.73)        (.88)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                                  $    6.89    $   11.41    $   17.02    $   14.65    $   14.97
                                                              =========    =========    =========    =========    =========

Total Investment Return:*
Based on net asset value per share                             (22.73%)     (10.31%)       35.80%       11.19%        5.80%
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                    1.45%        1.31%        1.53%        1.64%        1.64%
                                                              =========    =========    =========    =========    =========
Expenses                                                          1.45%        1.56%        1.62%        1.64%        1.64%
                                                              =========    =========    =========    =========    =========
Investment income (loss)--net                                      .24%       (.64%)         .19%       (.38%)       (.39%)
                                                              =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of year (in thousands)                        $  10,263    $   9,955    $  10,186    $   7,882    $   8,486
                                                              =========    =========    =========    =========    =========
Portfolio turnover                                              107.72%       68.45%      110.82%       35.59%       54.50%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding. Prior to April 3, 2000, Class A Shares were designated Class D Shares.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


November 30, 2001, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                             Class B
Increase (Decrease) in                                                           For the Year Ended November 30,
Net Asset Value:                                                 2001         2000         1999         1998          1997
Per Share Operating Performance:
Net asset value, beginning of year                            $   10.47    $   15.95    $   13.95    $   14.31    $   14.40
                                                              ---------    ---------    ---------    ---------    ---------
Investment loss--net++                                            (.07)        (.19)        (.07)        (.15)        (.17)
Realized and unrealized gain (loss) on investments
   and foreign currency transactions--net                        (1.81)        (.77)         4.28         1.39          .84
                                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations                                 (1.88)        (.96)         4.21         1.24          .67
                                                              ---------    ---------    ---------    ---------    ---------
Less distributions from:
   Realized gain on investments--net                             (2.39)       (4.52)       (2.21)       (1.60)        (.76)
   In excess of realized gain on investments--net                --++++           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total distributions                                              (2.39)       (4.52)       (2.21)       (1.60)        (.76)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                                  $    6.20    $   10.47    $   15.95    $   13.95    $   14.31
                                                              =========    =========    =========    =========    =========

Total Investment Return:*
Based on net asset value per share                             (23.44%)     (10.99%)       34.80%       10.32%        4.98%
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                    2.24%        2.07%        2.32%        2.44%        2.42%
                                                              =========    =========    =========    =========    =========
Expenses                                                          2.24%        2.32%        2.41%        2.44%        2.42%
                                                              =========    =========    =========    =========    =========
Investment loss--net                                            (1.00%)      (1.43%)       (.56%)      (1.10%)      (1.11%)
                                                              =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of year (in thousands)                        $   6,381    $  12,853    $  19,873    $  24,148    $  66,791
                                                              =========    =========    =========    =========    =========

Portfolio turnover                                              107.72%       68.45%      110.82%       35.59%       54.50%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


November 30, 2001, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                             Class C
Increase (Decrease) in                                                           For the Year Ended November 30,
Net Asset Value:                                                 2001         2000         1999         1998          1997
Per Share Operating Performance:
Net asset value, beginning of year                            $   10.37    $   15.86    $   13.88    $   14.28    $   14.41
                                                              ---------    ---------    ---------    ---------    ---------
Investment loss--net++                                            (.07)        (.19)        (.08)        (.16)        (.17)
Realized and unrealized gain (loss) on investments
   and foreign currency transactions--net                        (1.77)        (.76)         4.27         1.39          .83
                                                              ---------    ---------    ---------    ---------    ---------
Total from investment operations                                 (1.84)        (.95)         4.19         1.23          .66
                                                              ---------    ---------    ---------    ---------    ---------
Less dividends and distributions:
   Investment income--net                                            --           --           --           --       --++++
   In excess of investment income--net                               --           --           --           --       --++++
   Realized gain on investments--net                             (2.43)       (4.54)       (2.21)       (1.63)        (.79)
   In excess of realized gain on investments--net                --++++           --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
Total dividends and distributions                                (2.43)       (4.54)       (2.21)       (1.63)        (.79)
                                                              ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                                  $    6.10    $   10.37    $   15.86    $   13.88    $   14.28
                                                              =========    =========    =========    =========    =========

Total Investment Return:*
Based on net asset value per share                             (23.39%)     (11.01%)       34.84%       10.21%        4.96%
                                                              =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                    2.24%        2.09%        2.32%        2.46%        2.43%
                                                              =========    =========    =========    =========    =========
Expenses                                                          2.24%        2.34%        2.41%        2.46%        2.43%
                                                              =========    =========    =========    =========    =========
Investment loss--net                                            (1.03%)      (1.42%)       (.60%)      (1.08%)      (1.09%)
                                                              =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of year (in thousands)                        $   1,086    $   1,361    $   1,220    $   1,061    $   5,964
                                                              =========    =========    =========    =========    =========
Portfolio turnover                                              107.72%       68.45%      110.82%       35.59%       54.50%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



November 30, 2001, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS


MERCURY GLOBAL HOLDINGS, INC.

1. Significant Accounting Policies:
Mercury Global Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares, Class B Shares and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.



November 30, 2001, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



November 30, 2001, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective December 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of November 30, 2001, no debt securities were held by the Fund.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and in excess of realized gains on investments are due primarily to differing tax treatments for post-October losses.



November 30, 2001, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund typically receives income on the loaned securities but does not receive income on the collateral. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $59,093 have been reclassified between accumulated net investment loss and accumulated net realized capital losses, $5 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $133,035 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P., ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily net assets of the Fund.



November 30, 2001, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                         Maintenance Fee      Distribution Fee

Class A                        .25%                   --
Class B                        .25%                 .75%
Class C                        .25%                 .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund, paid out of fees in the immediate preceding paragraph. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                              FAMD               MLPF&S

Class I                      $  215              $ 3,964
Class A                      $1,765              $17,861


For the year ended November 30, 2001, MLPF&S received contingent deferred sales charges of $5,825 and $9,177 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of November 30, 2001, $2,625,000 of the cash collateral was invested in the Merrill Lynch Premier Institutional Fund.



November 30, 2001, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


In addition, MLPF&S received $88,665 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended November 30, 2001, the Fund reimbursed FAM an aggregate of $10,752 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2001 were $192,420,188 and $201,942,940, respectively.

Net realized gains (losses) for the year ended November 30, 2001, and net unrealized losses as of November 30, 2001 were as follows:


                                      Realized         Unrealized
                                   Gains (Losses)        Losses

Long-term investments             $ (33,650,185)     $ (12,942,371)
Short-term investments                     1,203                 --
Foreign currency transactions           (32,524)            (2,339)
                                  --------------     --------------
Total                             $ (33,681,506)     $ (12,944,710)
                                  ==============     ==============


As of November 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $13,028,631, of which $3,864,043 related to appreciated securities and $16,892,674 related to depreciated securities. The aggregate cost of investments at November 30, 2001 for Federal income tax purposes was $163,624,407.



November 30, 2001, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. Capital Share Transactions:
A net increase in net assets derived from capital share transactions was $16,957,116 and $49,093,760 for the years ended
November 30, 2001 and November 30, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Year
Ended November 30, 2001                   Shares        Dollar Amount

Shares sold                              4,184,785      $  33,151,940
Shares issued to shareholders in
reinvestment of distributions            4,720,105         43,000,153
                                      ------------      -------------
Total issued                             8,904,890         76,152,093
Shares redeemed                        (8,320,347)       (63,054,313)
                                      ------------      -------------
Net increase                               584,543      $  13,097,780
                                      ============      =============



Class I Shares for the Year
Ended November 30, 2000++                 Shares        Dollar Amount

Shares sold                              4,754,671      $  71,379,786
Shares issued to shareholders in
reinvestment of distributions            4,597,261         63,718,035
                                      ------------      -------------
Total issued                             9,351,932        135,097,821
Shares redeemed                        (6,094,687)       (90,651,688)
                                      ------------      -------------
Net increase                             3,257,245      $  44,446,133
                                      ============      =============

++Prior to April 3, 2000, Class I Shares were designated as
Class A Shares.



Class A Shares for the Year
Ended November 30, 2001                   Shares        Dollar Amount

Shares sold                              9,223,813      $  66,386,092
Shares issued to shareholders in
reinvestment of distributions              219,313          1,973,816
Automatic conversion of shares             229,007          1,687,910
                                      ------------      -------------
Total issued                             9,672,133         70,047,818
Shares redeemed                        (9,054,354)       (65,673,259)
                                      ------------      -------------
Net increase                               617,779      $   4,374,559
                                      ============      =============



Class A Shares for the Year
Ended November 30, 2000++                 Shares        Dollar Amount

Shares sold                                132,815      $   2,048,033
Shares issued to shareholders in
reinvestment of distributions              186,893          2,566,037
Automatic conversion of shares             253,939          3,843,169
                                      ------------      -------------
Total issued                               573,647          8,457,239
Shares redeemed                          (299,767)        (4,284,412)
                                      ------------      -------------
Net increase                               273,880      $   4,172,827
                                      ============      =============


++Prior to April 3, 2000, Class A Shares were designated as
Class D Shares.



November 30, 2001, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)



Class B Shares for the Year
Ended November 30, 2001                   Shares        Dollar Amount

Shares sold                                184,024      $   1,374,266
Shares issued to shareholders in
reinvestment of distributions              295,997          2,418,295
                                      ------------      -------------
Total issued                               480,021          3,792,561
Automatic conversion of shares           (253,413)        (1,687,910)
Shares redeemed                          (425,404)        (3,103,224)
                                      ------------      -------------
Net decrease                             (198,796)      $   (998,573)
                                      ============      =============



Class B Shares for the Year
Ended November 30, 2000                   Shares        Dollar Amount

Shares sold                                540,867      $   7,711,231
Shares issued to shareholders in
reinvestment of distributions              374,448          4,751,741
                                      ------------      -------------
Total issued                               915,315         12,462,972
Automatic conversion of shares           (275,190)        (3,843,169)
Shares redeemed                          (658,656)        (8,889,021)
                                      ------------      -------------
Net decrease                              (18,531)      $   (269,218)
                                      ============      =============



Class C Shares for the Year
Ended November 30, 2001                   Shares        Dollar Amount

Shares sold                                244,793      $   1,828,770
Shares issued to shareholders in
reinvestment of distributions               37,733            303,003
                                      ------------      -------------
Total issued                               282,526          2,131,773
Shares redeemed                          (235,723)        (1,648,423)
                                      ------------      -------------
Net increase                                46,803      $     483,350
                                      ============      =============



Class C Shares for the Year
Ended November 30, 2000                   Shares        Dollar Amount

Shares sold                                 61,165       $    827,628
Shares issued to shareholders in
reinvestment of distributions               26,300            330,587
                                      ------------      -------------
Total issued                                87,465          1,158,215
Shares redeemed                           (33,170)          (414,197)
                                      ------------      -------------
Net increase                                54,295       $    744,018
                                      ============      =============



November 30, 2001, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended November 30, 2001. On November 30, 2001, the credit agreement was renewed for one year.


6. Capital Loss Carryforward:
At November 30, 2001, the Fund had a net capital loss carryforward of approximately $31,708,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



November 30, 2001, Mercury Global Holdings, Inc.


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Mercury Global Holdings, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Global Holdings, Inc. as of November 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Global Holdings, Inc. as of November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 9, 2002



November 30, 2001, Mercury Global Holdings, Inc.


IMPORTANT TAX INFORMATION (UNAUDITED)


Of the ordinary income distribution paid by Mercury Global Holdings, Inc. to shareholders of record on December 19, 2000, 1.86% qualifies for the dividends received deduction for corporations.

Additionally, the Fund paid a long-term capital gains distribution of $1.382253 per share to shareholders of record on December 19, 2000. The entire amount of the long-term capital gain distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.



November 30, 2001, Mercury Global Holdings, Inc.